UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 23, 2004 (July 22, 2004)

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12959 Coral Tree Place, Los Angeles, CA 90066-7020

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 482-5800

(Former name or former address, if changed since last report)

SIGNATURES
Exhibit Index
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated July 22, 2004.

Item 12 — Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 22, 2004, the registrant issued a press release setting forth its financial results for the three months ended June 30, 2004. A copy of its press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc. (Registrant)

July 23, 2004 Date	/s/ Kenneth McBride (Signature)

Kenneth McBride, Chief Executive Officer

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated July 22, 2004.